UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.
On June 4, 2026, Northwest Natural Holding Company (“NW Holdings”) (i) issued and sold $50,000,000 in aggregate principal amount of its 5.35% Senior Notes, Series E, due June 4, 2031 (the “Series E Notes”), (ii) agreed to issue and sell $10,000,000 in aggregate principal amount of its 5.35% Senior Notes, Series F, due August 5, 2031 (the “Series F Notes”) and (iii) agreed to issue and sell $60,000,000 in aggregate principal amount of its 5.83% Senior Notes, Series G, due August 5, 2036 (the “Series G Notes,” and, together with the Series E Notes and the Series F Notes, the “Notes”), to certain institutional investors pursuant to a Note Purchase Agreement, dated June 4, 2026 (the “Note Purchase Agreement”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The Series F Notes and Series G Notes are scheduled to be issued and sold on August 5, 2026, subject to customary closing conditions.

The Series E Notes bear interest at the rate of 5.35% per annum, payable semi-annually on June 4, and December 4 of each year, commencing December 4, 2026, and will mature on June 4, 2031. The Series F Notes and the Series G Notes will bear interest at the rate of 5.35% and 5.83%, respectively, per annum, payable semi-annually on February 5, and August 5 of each year, commencing February 5, 2027, and will mature on August 5, 2031, and August 5, 2036, respectively. The Series E Notes, the Series F Notes, and the Series G Notes will be subject to prepayment at the option of NW Holdings, in whole or in part, in an amount not less than 5% of the aggregate principal amount of the Notes of such series then outstanding in the case of a partial prepayment, (i) at any time at a price equal to 100% of the principal amount thereof, plus the applicable “make-whole” premium and accrued and unpaid interest thereon to the date of prepayment, and (ii) at any time on or after May 4, 2031, July 5, 2031, and May 5, 2036, respectively, at 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of prepayment, but without the payment of a “make-whole” premium, in each case, so long as there is no default or event of default under the Note Purchase Agreement. The Notes require NW Holdings to maintain a consolidated indebtedness to total capitalization ratio of 70% or less.

NW Holdings expects to use the proceeds of the Notes for general corporate purposes, including the repayment of NW Holdings’ existing indebtedness.

The description set forth above is qualified in its entirety by reference to the Note Purchase Agreement filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
On June 4, 2026, NW Natural Water Company, LLC (“NW Natural Water”), an Oregon limited liability company and a subsidiary of NW Holdings, issued and sold (i) $33,000,000 in aggregate principal amount of its 5.15% Senior Notes, Series A, due June 4, 2031 (the “Series A Notes”) and (ii) $42,000,000 in aggregate principal amount of its 5.58% Senior Notes, Series B, due June 4, 2036 (the “Series B Notes,” and, together with the Series A Notes, the “NW Natural Water Notes”), to certain institutional investors pursuant to a Note Purchase Agreement dated June 4, 2026 (the “NW Natural Water Note Purchase Agreement”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

The Series A Notes and Series B Notes bear interest at the rate of 5.15% and 5.58%, respectively, per annum, payable semi-annually on June 4 and December 4 of each year, commencing December 4, 2026, and will mature on June 4, 2031 and June 4, 2036, respectively. The Series A Notes and Series B Notes will be subject to prepayment at the option of NW Natural Water, in whole or in part, in an amount not less than 5% of the aggregate principal amount of the NW Natural Water Notes of such series then outstanding in the case of a partial prepayment, (i) at any time at a price equal to 100% of the principal amount thereof, plus the applicable “make-whole” premium and accrued and unpaid interest thereon to the date of prepayment, and (ii) at any time on or after May 4, 2031 and March 4, 2036, respectively, at 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of prepayment, but without the payment of a “make-whole” premium, in each case, so long as there is no default or event of default under the NW Natural Water Note Purchase Agreement. The NW

Natural Water Notes require NW Natural Water to maintain a consolidated indebtedness to total capitalization ratio of 70% or less.

NW Holdings is not a party to the NW Natural Water Note Purchase Agreement or any of the other related transaction documents, and NW Holdings has not provided a guarantee of any of NW Natural Water’s obligations under the NW Natural Water Note Purchase Agreement, the NW Natural Water Notes, or any of the other related transaction documents.

NW Natural Water expects to use the proceeds of the NW Natural Water Notes for general corporate purposes, including the repayment of NW Natural Water’s existing indebtedness under that certain Credit Agreement dated as of June 10, 2021, among NW Natural Water Company, LLC, Northwest Natural Holding Company, as Guarantor, and Bank of America, N.A., due June 10, 2026.

Forward-Looking Statements

This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans; objectives; assumptions; estimates; timing; goals; strategies; future events; projections; expectations; forecasts; outlooks; expenses; credit ratings and profile; investments; the likelihood, timing, and amount and use of proceeds associated with any transaction; financial results; financial position; targeted or permitted capital structure; revenues and earnings; performance; and other statements that are not statements of historical facts.

Forward-looking statements by NW Holdings are based on its current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. Forward-looking statements are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” in NW Holdings’ most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A, “Risk Factors”, in NW Holdings’ Quarterly Reports on Form 10-Q filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to NW Holdings’ water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can NW Holdings predict the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See Exhibit Index.

Exhibit Index

Exhibit	Description

4.1*	Note Purchase Agreement, dated as of June 4, 2026, by and among Northwest Natural Holding Company and each purchaser party thereto.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

* Certain information in this exhibit has been omitted in accordance with Item 601(a)(5) and Item 601(b)(10) of Regulation S-K. NW Holdings agrees to furnish an unredacted copy of the exhibit and any omitted schedule or annex to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: June 5, 2026	/s/ Megan H. Berge
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary